JOINT FILER INFORMATION

NAME: RCG Enterprise, Ltd.

ADDRESS:  666 Third Avenue, 26th Floor
          New York, NY 10017

DESIGNATED FILER: Ramius Capital Group, L.L.C.

ISSUER AND TICKER SYMBOL: AmeriCredit Corp. (ACF)

DATE OF EVENT REQUIRING STATEMENT: January 11, 2008

NAME: RCG Sextant Master Fund, Ltd.

ADDRESS:  666 Third Avenue, 26th Floor
          New York, NY 10017

DESIGNATED FILER: Ramius Capital Group, L.L.C.

ISSUER AND TICKER SYMBOL: AmeriCredit Corp. (ACF)

DATE OF EVENT REQUIRING STATEMENT: January 11, 2008

                            JOINT FILER INFORMATION

NAME: RCG PB, Ltd.

ADDRESS:  666 Third Avenue, 26th Floor
          New York, NY 10017

DESIGNATED FILER: Ramius Capital Group, L.L.C.

ISSUER AND TICKER SYMBOL: AmeriCredit Corp. (ACF)

DATE OF EVENT REQUIRING STATEMENT: January 11, 2008

                            JOINT FILER INFORMATION

NAME: Ramius Advisors, LLC

ADDRESS:  666 Third Avenue, 26th Floor
          New York, NY 10017

DESIGNATED FILER: Ramius Capital Group, L.L.C.

ISSUER AND TICKER SYMBOL: AmeriCredit Corp. (ACF)

DATE OF EVENT REQUIRING STATEMENT: January 11, 2008

                            JOINT FILER INFORMATION

NAME: C4S & Co., L.L.C.

ADDRESS:  c/o Ramius Capital Group, L.L.C.
          666 Third Avenue, 26th Floor
          New York, NY 10017

DESIGNATED FILER: Ramius Capital Group, L.L.C.

ISSUER AND TICKER SYMBOL: AmeriCredit Corp. (ACF)

DATE OF EVENT REQUIRING STATEMENT: January 11, 2008

                            JOINT FILER INFORMATION

NAME: Peter A. Cohen

ADDRESS:  c/o Ramius Capital Group, L.L.C.
          666 Third Avenue, 26th Floor
          New York, NY 10017

DESIGNATED FILER: Ramius Capital Group, L.L.C.

ISSUER AND TICKER SYMBOL: AmeriCredit Corp. (ACF)

DATE OF EVENT REQUIRING STATEMENT: January 11, 2008

                            JOINT FILER INFORMATION

NAME: Morgan B. Stark

ADDRESS:  c/o Ramius Capital Group, L.L.C.
          666 Third Avenue, 26th Floor
          New York, NY 10017

DESIGNATED FILER: Ramius Capital Group, L.L.C.

ISSUER AND TICKER SYMBOL: AmeriCredit Corp. (ACF)

DATE OF EVENT REQUIRING STATEMENT: January 11, 2008

                            JOINT FILER INFORMATION

NAME: Thomas W. Strauss

ADDRESS:  c/o Ramius Capital Group, L.L.C.
          666 Third Avenue, 26th Floor
          New York, NY 10017

DESIGNATED FILER: Ramius Capital Group, L.L.C.

ISSUER AND TICKER SYMBOL: AmeriCredit Corp. (ACF)

DATE OF EVENT REQUIRING STATEMENT: January 11, 2008

                            JOINT FILER INFORMATION

NAME: Jeffrey M. Solomon

ADDRESS:  c/o Ramius Capital Group, L.L.C.
          666 Third Avenue, 26th Floor
          New York, NY 10017

DESIGNATED FILER: Ramius Capital Group, L.L.C.

ISSUER AND TICKER SYMBOL: AmeriCredit Corp. (ACF)

DATE OF EVENT REQUIRING STATEMENT: January 11, 2008